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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated July 20, 2000 in Amendment No. 3 to the Registration Statement on Form S-1 (No. 333-35290) and the related Prospectus of RightNow Technologies, Inc. for the registration of 4,600,000 shares of its common stock.

                                          /s/ Ernst & Young LLP

Minneapolis, Minnesota

October 2, 2000